Franklin Auto Trust 2004-2

$225,000,000 Asset-Backed Notes

Franklin Receivables LLC, Seller

Franklin Capital Corporation, Servicer

$44,500,000 Class A-1 ____% Asset-Backed Notes

$55,000,000 Class A-2 ____% Asset-Backed Notes

$62,500,000 Class A-3 ____% Asset-Backed Notes

$63,000,000 Class A-4 ____% Asset-Backed Notes

Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Citigroup Global Markets Inc. Syndicate Desk at (212) 723-6171.

Citigroup Global Markets Inc. is not acting as your advisor or agent.  Therefore, prior to entering into any transaction, you should determine, without reliance upon Citigroup Global Markets Inc. or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup Global Markets Inc. is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup Global Markets Inc.'s disclaimers as to these matters.

This term sheet supersedes any previous term sheet and will be superseded by the information set forth in the prospectus and prospectus supplement.  This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Citigroup Global Markets Inc. immediately.

SUMMARY OF TERMS OF THE NOTES

The following summary is a short description of the main terms of the offering of the notes. For that reason, this summary does not contain all of the information that may be important to you. The information contained in this term sheet is preliminary, limited in nature and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. To fully understand the terms of the offering of the notes, you need to read both the prospectus supplement and the prospectus, each in its entirety.

The Trust

Franklin Auto Trust 2004-2, a Delaware statutory trust (whose 100% beneficial ownership interest is held by Franklin Receivables LLC), will use the proceeds from the issuance and sale of the notes to acquire from Franklin Receivables LLC a pool of prime, non-prime and sub-prime motor vehicle retail installment sale contracts which constitute the receivables, to fund the deposit in a pre-funding account and to fund the deposit in a capitalized interest account.  Franklin Capital Corporation originated and will service all the receivables. The trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the notes.

Offered Securities

The trust is offering the following notes:

$44,500,000 Class A-1	_____%	Asset-Backed Notes
$55,000,000 Class A-2	_____%	Asset-Backed Notes
$62,500,000 Class A-3	_____%	Asset-Backed Notes
$63,000,000 Class A-4	_____%	Asset-Backed Notes

The trust is also issuing certificates which will be retained by Franklin Receivables LLC. The certificates will have zero principal balance and will receive all excess cashflow from the trust.

Initial Cutoff Date

The initial cutoff date will be December 1, 2004.

Statistical Calculation Date

The statistical calculation date is the close of business on October 31, 2004.

Closing Date

The trust expects to issue the notes on December __, 2004.

Funding Period

The funding period is the period from the closing date until the earliest of the date on which (1) the amount on deposit in the pre-funding account is less than $2,500, (2) a servicer default occurs under the sale and servicing agreement or an event of default occurs under the indenture or (3) February 15, 2005.

Servicer

Franklin Capital Corporation, a wholly owned subsidiary of Franklin Resources, Inc.

Insurer

MBIA Insurance Corporation, a New York stock insurance company.  MBIA Insurance Corporation will guarantee the full and timely payment of interest and principal on the notes.

Indenture Trustee

The Bank of New York, a New York State banking corporation.

This term sheet supersedes any previous term sheet and will be superseded by the information set forth in the prospectus and prospectus supplement.  This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Citigroup Global Markets Inc. immediately.

Owner Trustee

Deutsche Bank Trust Company Delaware, a Delaware banking corporation.

Interest and Principal Distribution Dates

On the 15th day of each month (or if the 15th day is not a business day, the next business day), the trust will pay interest and principal on the notes.

First Distribution Date

The first distribution date will be on January 18, 2005.

Record Date

On each distribution date, the trust will pay interest and principal to the holders of record of the notes for that distribution date. The record date for the notes will be the day immediately preceding each distribution date.

Interest Rates

The trust will pay interest on each class of notes at the fixed annual rates specified on the cover of this term sheet.

Interest Accrual

•

For the Class A-1 Notes – “Actual/360,” accrued from and including the previous distribution date to but excluding the current distribution date (or in the case of the first distribution date, accrued from the closing date).

•

For all other classes of notes -  “30/360,” accrued from the 15th day of the previous month to but excluding the 15th day of the current month (or in the case of the first distribution date, accrued from the closing date).

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each distribution date for each class of notes will be the product of:

•

the related outstanding principal balance;

•

the related interest rate; and

•

for all classes of notes except for the Class A-1 Notes, one-twelfth (or in the case of the first distribution date, __ divided by 360), and for the Class A-1 Notes, the actual number of days in the interest accrual period divided by 360 (or in the case of the first distribution date, __ divided by 360).

Sequential Principal Payments

The trust will generally pay principal sequentially, first to the Class A-1 Notes until that class is paid in full, then to the Class A-2 Notes until that class is paid in full, then to the Class A-3 Notes until that class is paid in full and then to the Class A-4 Notes until that class is paid in full.

Optional Purchase

The servicer has the option to purchase all of the receivables on any distribution date on which the aggregate principal balance of the receivables is 10% or less of the aggregate principal balance of the receivables as of the related cutoff dates (calculated after giving effect to the principal balance of any subsequent receivables as of their respective subsequent cutoff dates) (provided, however, that the servicer will require the consent of MBIA Insurance Corporation, if such purchase would result in a claim on the note policy or would result in any amount owing to MBIA Insurance Corporation remaining unpaid) at a price not less than the outstanding principal balance of the notes plus accrued and unpaid interest thereon. The trust will apply such payment to the prepayment of the notes in full.

Mandatory Partial Prepayment

If an amount equal to or less than $50,000 remains on deposit in the pre-funding account at the end of the funding period, then the Class A-1 Notes will be prepaid in part on the distribution date on which the funding period ends (or on the distribution date immediately following the last day of the funding period, if the funding period does not end on a distribution date) (which distribution date we refer to as the mandatory partial prepayment date). If an amount in excess of $50,000 remains on deposit in the pre-funding account at the end of the funding period, then the notes will be prepaid in part, pro rata, based on the then current principal balance of each class of the notes, on the mandatory partial prepayment date.  The aggregate amount of any such prepayment will be equal to the balance remaining on deposit in the pre-funding account, exclusive of any investment earnings thereon, after giving effect to the purchase of all subsequent receivables, including any purchase of subsequent receivables on the date the funding period ends.

This term sheet supersedes any previous term sheet and will be superseded by the information set forth in the prospectus and prospectus supplement.  This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Citigroup Global Markets Inc. immediately.

Pre-Funding Account

On the closing date, approximately $___________ of the proceeds from the sale of the notes by the trust will be deposited into an account, which we refer to as the pre-funding account, for the purchase of subsequent receivables after the closing date.

Capitalized Interest Account

On the closing date, a cash amount of approximately $___________ will be deposited in an account, which we refer to as the capitalized interest account, from a portion of the proceeds of the sale of the notes.  The amount deposited in the capitalized interest account will be available on each of the distribution dates occurring in January 2005 and February 2005 to provide additional funds to account for the fact that the monthly investment earnings on amounts in the pre-funding account (until such amounts have been used to acquire subsequent receivables) are expected to be less than the weighted average of the interest rates on the notes as well as the amount necessary to pay the premium to MBIA Insurance Corporation.

The Note Policy

Pursuant to a financial guaranty insurance policy, MBIA Insurance Corporation will unconditionally and irrevocably guarantee the full and timely payment of interest and principal on the notes on each distribution date.

Final Scheduled Distribution Dates

The trust is required to pay the outstanding principal balance of each class of notes, to the extent not previously paid, in full on the final scheduled distribution dates specified below:

Class A-1 Notes:  December 15, 2005

Class A-2 Notes:  September 17, 2007

Class A-3 Notes:  April 15, 2009

Class A-4 Notes:  August 15, 2012

Ratings

It is a condition to the issuance of the Class A-1 Notes that they are rated “A-1+” by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) and “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”).  It is a condition to the issuance of all other classes of notes that they are rated “AAA” by S&P and “Aaa” by Moody’s.

A rating is not a recommendation to purchase, hold or sell the notes, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the notes address the likelihood of the payment of principal and interest on the notes pursuant to their terms. A rating agency may lower or withdraw its rating in the future, at its discretion.

Minimum Denominations

$1,000 and integral multiples thereof.

Registration, Clearance and Settlement

The trust will issue the notes in book-entry form only. If you acquire a beneficial interest in the notes, you will hold your interest through The Depository Trust Company in the United States or Clearstream Banking, société anonyme or the Euroclear System in Europe.

Tax Status

Opinions of Counsel

McKee Nelson LLP is of the opinion that for federal income tax purposes:

•

the proper tax treatment of the notes is as indebtedness; and

•

the trust will not be classified as an association (or a publicly traded partnership) taxable as a corporation.

You are encouraged to consult your own advisor concerning state, local and foreign tax consequences of an investment in the notes.

This term sheet supersedes any previous term sheet and will be superseded by the information set forth in the prospectus and prospectus supplement.  This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Citigroup Global Markets Inc. immediately.

Investor Representations

If you purchase the notes, you agree by your purchase that you will treat the notes as indebtedness.

ERISA Considerations

The notes are generally eligible for purchase by employee benefit plans or other retirement arrangements.

Legal Investment

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

Investor Information — Mailing Address, Telephone Number and Facsimile Number

The mailing address of Franklin Receivables LLC and Franklin Capital Corporation is 47 West 200 South, Suite 500, Salt Lake City, Utah 84101. The telephone number and facsimile number of Franklin Receivables LLC is (801) 238-6700 and (800) 881-8892, respectively, and the telephone number and facsimile number of Franklin Capital Corporation is (801) 238-6700 and (800) 881-8892, respectively.

This term sheet supersedes any previous term sheet and will be superseded by the information set forth in the prospectus and prospectus supplement.  This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Citigroup Global Markets Inc. immediately.

STRUCTURAL SUMMARY

This summary briefly describes certain major structural components of the trust. To fully understand the terms of the trust, you will need to read both the prospectus supplement and the prospectus, each in its entirety.

Transfer of Receivables and Flow of Funds

Franklin Receivables LLC, the seller, will purchase certain prime, non-prime and sub-prime motor vehicle retail installment sale contracts originated indirectly by Franklin Capital Corporation, which constitute the receivables.  On the closing date, Franklin Receivables LLC will transfer the initial receivables with an aggregate principal balance of $143,427,725.09 as of the statistical calculation date to Franklin Auto Trust 2004-2. The trust will issue notes for purchase by investors to pay for the initial receivables, to fund the pre-funding account and to fund the capitalized interest account.  The following chart represents the flow of funds invested by investors:

Property of the Trust

The property of the trust will include the following:

•

the receivables and collections on the receivables received on or after the related cutoff date;

•

security interests in the vehicles financed by the receivables;

•

specified bank accounts;

•

rights to proceeds under insurance policies that cover the obligors under the receivables or the vehicles financed by the receivables;

•

proceeds received for breaches of representations and warranties made by the dealers that originated the receivables;

•

receivables files;

•

pre-funding account;

•

capitalized interest account;

•

other rights under documents relating to the receivables and the acquisition of the receivables; and

•

all proceeds of the foregoing.

Composition of the Receivables

The composition of the initial receivables as of the statistical calculation date is as follows:

• Aggregate Outstanding Principal Balance	$143,427,725.09
• Credit Quality as a Percentage of Aggregate Outstanding Principal Balance
• prime	54.31%
• non-prime	44.54%
• sub-prime	1.15%
• Number of Receivables	9,067
• Average Outstanding Principal Balance	$15,818.65
• Average Original Amount Financed	$18,819.59
• Weighted Average APR	9.14%
• Weighted Average Original Term	68 months
• Weighted Average Remaining Term	61 months

This term sheet supersedes any previous term sheet and will be superseded by the information set forth in the prospectus and prospectus supplement.  This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Citigroup Global Markets Inc. immediately.

Additional Receivables

During the funding period, the trust will use the funds on deposit in the pre-funding account to acquire additional receivables from the seller (once acquired, these receivables are referred to as “Subsequent Receivables”) on each date which we refer to as a funding date.

Servicer of the Receivables

Franklin Capital Corporation will be the servicer of the receivables. On each distribution date, the trust will pay the servicer a servicing fee for servicing the receivables.

Priority of Distributions

From collections on the receivables during the prior calendar month, investment earnings on amounts on deposit in the pre-funding account, amounts transferred from the capitalized interest account and policy draws (in the event of any shortfalls under clauses (1), (3), and (4) below), the trust will generally pay the following amounts on each distribution date in the following order of priority:

(1)

to the servicer, the servicing fee and any overdue servicing fees payable to the servicer;

(2)

to the insurer, any accrued and unpaid premiums of the insurer;

(3)

to the holders of the notes, interest payments allocated to each class of notes;

(4)

to the holders of the notes, principal payments allocated to each class of notes sequentially, commencing with the Class A-1 Notes;

(5)

to the insurer, any interest due on outstanding policy draws;

(6)

so long as no insurer default shall have occurred and be continuing, to the insurer, to the extent of available funds, the amount, if any, to reimburse the insurer for certain payments paid under the note policy and for certain defense costs and expenses;

(7)

to the insurance spread account, to the extent the amount therein is less than the required amount;

(8)

to the servicer, the additional servicing fee and any overdue additional servicing fees, if any, payable to the servicer;

(9)

to the indenture trustee, the indenture collateral agent and the owner trustee, to the extent of available funds, any outstanding fees, expenses and indemnification payable to the indenture trustee, the indenture collateral agent and the owner trustee, not previously paid to them by the servicer;

(10)

to the insurer, any amounts specified in clause (6) above that remain unpaid; and

(11)

to the holders of the certificates, any remaining funds.

This term sheet supersedes any previous term sheet and will be superseded by the information set forth in the prospectus and prospectus supplement.  This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Citigroup Global Markets Inc. immediately.

THE RECEIVABLES

General

The receivables were, or will be, originated by Franklin Capital Corporation (“Franklin Capital”) in the ordinary course of business. The receivables will consist of prime, non-prime, and sub-prime motor vehicle retail installment sale contracts (the “Receivables”). In addition, the Receivables to be acquired by Franklin Auto Trust 2004-2 (the “Trust”) on the date of issuance of the Notes (the “Initial Receivables”) were or will be selected from Franklin Capital’s portfolio of motor vehicle retail installment contracts based on several criteria, including the following: (a) each Initial Receivable was originated indirectly by Franklin Capital through the purchase thereof from dealers; (b) each Initial Receivable provides for calculation of interest in accordance with the simple interest method; (c) each Initial Receivable has an annual percentage rate (“APR”) equal to or greater than 3.99% (although 17 of the Initial Receivables as of the Statistical Calculation Date only have an APR equal to or greater than 3.99% because Franklin Receivables LLC (the “Seller”) has discounted these Initial Receivables for purposes of this securitization, and accordingly has lowered the principal balance on these Initial Receivables); (d) each Initial Receivable has an original term to maturity of not more than 84 months; (e) as of the Initial Cutoff Date, the most recent scheduled payment of each Initial Receivable was made by or on behalf of the obligor or was not contractually delinquent more than 30 days; (f) no financed vehicle that is part of an Initial Receivable has been repossessed without reinstatement as of the Initial Cutoff Date; and (g) as of the Initial Cutoff Date, no obligor on any Initial Receivable was the subject of a bankruptcy proceeding commenced following the execution of the related contract. For purposes of clause (e), a Receivable is considered 30 days delinquent if 30 days have elapsed since the date on which a scheduled payment had been due but not paid.

During the Funding Period, pursuant to the transaction documents, the Seller is obligated to acquire from Franklin Capital and transfer to the Trust additional Receivables (the “Subsequent Receivables”). The aggregate principal balance of the Subsequent Receivables is anticipated by Franklin Capital not to exceed approximately $_________.  In connection with each acquisition of Subsequent Receivables, the Trust will be required to pay to the Seller a cash purchase price equal to the outstanding principal balance of the Subsequent Receivables as of their respective applicable cutoff date (the “Subsequent Cutoff Date”), which price the Seller will pay to Franklin Capital. The purchase price will be withdrawn from the Pre-Funding Account and paid to the Seller for payment to Franklin Capital.

Any conveyance of Subsequent Receivables is subject to the following conditions, among others: (i) each such Subsequent Receivable must be a prime, non-prime, or sub-prime motor vehicle retail installment sale contract purchased by Franklin Capital in the ordinary course of business and satisfy the criteria set forth in clauses (a) through (g) of the second preceding paragraph, in each case, as of the respective Subsequent Cutoff Date of such Subsequent Receivable; (ii) the Insurer (so long as no insurer default shall have occurred and be continuing) shall have approved in writing of the transfer of such Subsequent Receivables to the Trust; (iii) neither Franklin Capital nor the Seller will have selected such Subsequent Receivables in a manner that either believes is adverse to the interests of the Insurer or the Noteholders; (iv) Franklin Capital and the Seller will deliver certain opinions of counsel to the Owner Trustee, the Indenture Trustee, the Insurer and the Rating Agencies with respect to the validity and characterization of the conveyance of such Subsequent Receivables; and (v) if required by the transaction documents, the Rating Agencies shall confirm that the ratings on the Notes will not be withdrawn or reduced as a result of the transfer of such Subsequent Receivables to the Trust. Following the conveyance of the Subsequent Receivables to the Trust, the characteristics of the Receivables, including the Subsequent Receivables, may vary from those of the Initial Receivables.

This term sheet supersedes any previous term sheet and will be superseded by the information set forth in the prospectus and prospectus supplement.  This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Citigroup Global Markets Inc. immediately.

Composition

The statistical information presented in this term sheet, including the summary statistical information set forth below, is based on the Initial Receivables as of the close of business on October 31, 2004 (the “Statistical Calculation Date”). In addition, prior to December __, 2004 (the “Closing Date”), certain Initial Receivables may be removed and additional Initial Receivables substituted therefor. On the Closing Date, the Seller intends to transfer a larger pool of Initial Receivables to the Trust than is disclosed in this term sheet. Regularly scheduled payments and prepayments of the Initial Receivables (which are prepayable at any time) between the Statistical Calculation Date and the Initial Cutoff Date will affect the balances and percentages set forth below. As a result of the potential variation in the pool of Initial Receivables to be transferred to the Trust on the Closing Date and the amortization of the Initial Receivables between the Statistical Calculation Date and the Initial Cutoff Date, the statistical characteristics of the Initial Receivables as of the Initial Cutoff Date may vary from the information in this term sheet. A Current Report on Form 8-K containing a detailed description (the “Detailed Description”) of the Receivables will be filed with the Securities and Exchange Commission within 10 days after the end of the Funding Period. The Detailed Description will specify the information set forth below as of the applicable Cutoff Date.

While the statistical distribution of the final characteristics of the Initial Receivables transferred to the Trust on the Closing Date and of the Subsequent Receivables transferred to the Trust during the Funding Period will vary from the statistical information presented in this term sheet, the Seller does not believe that the characteristics of the Initial Receivables on the Closing Date will vary materially or the characteristics of all Receivables, including the Subsequent Receivables, will vary materially.

The distribution by credit quality, the distribution by new and used financed vehicles, the geographic distribution, the distribution by outstanding principal balance, the distribution by APR, the distribution by original term and the distribution by remaining term, in each case of the Initial Receivables as of the Statistical Calculation Date, are set forth below.

This term sheet supersedes any previous term sheet and will be superseded by the information set forth in the prospectus and prospectus supplement.  This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Citigroup Global Markets Inc. immediately.

Credit Quality of the Initial Receivables as of the Statistical Calculation Date

Class of Receivables(1)	Aggregate Outstanding Principal Balance	Number of Receivables	Weighted Average APR	Weighted Average Original Term (in months)	Weighted Average Remaining Term (in months)	Average Outstanding Principal Balance	Average Original Amount Financed
Prime	$77,893,110.00	4,735	7.013%	68	63	$16,450.50	$18,826.44
Non-Prime	63,884,098.62	4,200	11.534	68	59	15,210.50	18,930.67
Sub-Prime	1,650,516.47	132	16.888	63	56	12,503.91	15,040.13
Total	$143,427,725.09	9,067	9.140%	68	61	$15,818.65	$18,819.59

__________

(1)

The Initial Receivables have been allocated to the Prime, Non-Prime and Sub-Prime categories based on Franklin Capital’s underwriting criteria. There can be no assurance that greater percentages would not be classified as Non-Prime or Sub-Prime under criteria used by other auto lenders.

Distribution by New and Used Financed Vehicles of the Initial Receivables
as of the Statistical Calculation Date

	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)
New	3,832	$ 72,729,903.57	50.71%
Used	5,235	70,697,821.52	49.29
Total	9,067	$143,427,725.09	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Geographic Distribution of the Initial Receivables as of the Statistical Calculation Date

State(1)	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(3)
Arizona	2,253	$ 42,059,077.44	29.32%
California	2,478	32,300,043.91	22.52
Nevada	1,838	28,551,957.45	19.91
New Mexico	1,127	20,263,379.79	14.13
Oregon	526	7,879,721.62	5.49
Colorado	314	5,388,084.32	3.76
Washington	165	2,307,227.88	1.61
Kansas	94	1,562,738.40	1.09
Other(2)	272	3,115,494.29	2.17
Total	9,067	$143,427,725.09	100.00%

__________

(1)

Based on billing addresses of the obligors as of the Statistical Calculation Date.

(2)

Includes states with concentrations less than 1.00% by outstanding principal balance.

(3)

Percentages may not add to 100.00% because of rounding.

Distribution by Outstanding Principal Balance of the Initial Receivables
as of the Statistical Calculation Date

Range of Outstanding Principal Balance	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)
$1,006.40 to $5,000.00	827	$ 2,758,173.13	1.92%
$5,000.01 to $10,000.00	1,798	13,705,040.86	9.56
$10,000.01 to $15,000.00	2,056	25,730,722.48	17.94
$15,000.01 to $20,000.00	1,767	30,845,952.77	21.51
$20,000.01 to $25,000.00	1,257	28,092,824.75	19.59
$25,000.01 to $30,000.00	752	20,447,343.72	14.26
$30,000.01 to $35,000.00	370	11,962,526.17	8.34
$35,000.01 to $40,000.00	145	5,412,543.34	3.77
$40,000.01 to $45,000.00	57	2,413,792.74	1.68
$45,000.01 to $50,000.00	23	1,084,714.57	0.76
$50,000.01 to $55,000.00	4	205,402.63	0.14
$55,000.01 to $60,000.00	5	286,657.43	0.20
$60,000.01 to $65,000.00	3	188,981.72	0.13
$75,000.01 to $80,000.00	1	77,192.40	0.05
$95,000.01 to $100,000.00	1	96,861.96	0.07
$115,000.01 to $118,994.43	1	118,994.43	0.08
Total	9,067	$143,427,725.33	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Annual Percentage Rate of the Initial Receivables as of the
Statistical Calculation Date

Range of Annual Percentage Rate	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)
3.99% to 4.99%	734	$ 12,456,944.75	8.69%
5.00% to 5.99%	1,037	19,817,747.97	13.82
6.00% to 6.99%	1,137	22,781,973.32	15.88
7.00% to 7.99%	846	16,409,521.22	11.44
8.00% to 8.99%	762	14,363,555.88	10.01
9.00% to 9.99%	830	12,751,586.26	8.89
10.00% to 10.99%	597	8,134,884.21	5.67
11.00% to 11.99%	620	8,721,654.72	6.08
12.00% to 12.99%	570	6,892,028.45	4.81
13.00% to 13.99%	451	5,309,782.85	3.70
14.00% to 14.99%	384	4,558,091.88	3.18
15.00% to 15.99%	310	3,306,719.76	2.31
16.00% to 16.99%	223	2,521,064.43	1.76
17.00% to 17.99%	154	1,673,848.55	1.17
18.00% to 18.99%	126	1,201,452.65	0.84
19.00% to 19.99%	71	734,663.25	0.51
20.00% to 20.99%	33	312,306.33	0.22
21.00% to 21.99%	126	1,080,850.24	0.75
22.00% to 22.99%	11	95,105.15	0.07
23.00% to 23.99%	21	141,797.29	0.10
24.00% to 24.99%	18	123,497.79	0.09
25.00% to 25.99%	1	8,912.93	0.01
26.00% to 26.99%	1	5,268.99	0.00
29.00% to 29.99%	2	9,126.12	0.01
32.00% to 32.00%	2	15,340.10	0.01
Total	9,067	$143,427,725.09	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Original Term of the Initial Receivables as of the Statistical Calculation Date

Range of Original Term	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)
12 Months and under	5	$ 27,764.35	0.02%
13 to 24 Months	44	206,573.83	0.14
25 to 36 Months	176	1,499,948.96	1.05
37 to 48 Months	434	4,308,737.94	3.00
49 to 60 Months	2,976	35,351,113.67	24.65
61 to 72 Months	5,299	98,702,646.28	68.82
73 to 84 Months	133	3,330,940.07	2.32
Total	9,067	$143,427,725.09	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Remaining Term of the Initial Receivables as of the Statistical Calculation Date

Range of Remaining Term	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)
Less than 12 Months	541	$ 1,807,293.15	1.26%
13 to 24 Months	1,025	6,990,579.06	4.87
25 to 36 Months	661	6,396,120.65	4.46
37 to 48 Months	588	6,728,486.37	4.69
49 to 60 Months	2,213	33,000,862.31	23.01
61 to 72 Months	3,938	85,596,938.39	59.68
More than 73 Months	101	2,907,445.16	2.03
Total	9,067	$143,427,725.09	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Delinquency and Loss Experience

Franklin Capital began operations in November 1993. The table below sets forth the delinquency and loss experience of Franklin Capital (including the delinquency and loss experience of Franklin Capital with respect to the receivables securitized by Franklin Capital, all of which have been serviced since origination by Franklin Capital) as of the end of each of the periods indicated. The information set forth in the following table may be affected by the size, growth and decline, and seasoning of the portfolio.  In addition, delinquency and loan loss experience may be influenced by a variety of economic, social and other factors.  Accordingly, no assurances can be given that the delinquency and loss experience presented in the tables below will be indicative of such experience on the Receivables.

Franklin Capital Corporation
Managed Auto Portfolio
Historical Delinquency and Loss Experience

	As of September 30,
Delinquency experience	2000	2001	2002	2003	2004
Portfolio Outstanding at end of period(1)	$363,186,776	$507,479,737	$649,900,399	$834,743,034	$898,917,337
Delinquencies at end of period(2)
30-59 days	$3,021,294	$4,824,137	$7,332,303	$8,098,368	$8,723,867
60-89 days	1,225,530	1,389,912	2,956,847	3,324,590	3,450,454
90 days or more	924,927	1,555,133	2,661,383	4,293,896	3,333,296
Total delinquencies	$5,171,751	$7,769,182	$12,950,533	$15,716,854	$15,507,617
Total delinquencies as a percentage of portfolio outstanding at end of period	1.42%	1.53%	1.99%	1.88%	1.73%

	For fiscal years ended September 30,
Credit/Loss experience	2000	2001	2002	2003	2004
Average portfolio outstanding during period (1)(3)	$308,038,920	$419,608,755	$575,000,731	$744,392,843	$880,556,928
Average number of loans outstanding during period	23,712	30,939	40,282	51,409	58,708
Number of repossessions during period	648	698	1,213	1,723	1,675
Repossessions as a percentage of average number of loans outstanding during period	2.73%	2.26%	3.01%	3.35%	2.85%
Gross charge-offs(4)	$5,716,206	$7,554,203	$13,270,935	$18,122,626	$20,245,689
Recoveries(5)	1,358,086	1,383,159	2,220,373	2,865,893	3,777,474
Net losses	$4,358,120	$6,171,044	$11,050,562	$15,256,733	$16,468,216
Net losses as a percentage of average portfolio outstanding during the period	1.41%	1.47%	1.92%	2.05%	1.87%

______________

(1) For simple interest contracts, Portfolio Outstanding represents the outstanding principal balance plus the insurance receivable (if any). Portfolio Outstandings are reduced by any rejected or unapplied payments, but such amounts are not subtracted from the balances of delinquent contracts. Portfolio Outstanding also includes unearned dealer reserve.

(2) The period of delinquency is based on the number of days scheduled payments are contractually past due. Includes receivables on hand that have not been charged-off.

(3) Average calculated on a daily basis, except as noted.

(4) Gross charge-offs represents the outstanding balance (calculated as per (1) above) of contracts charged-off in the period less proceeds from the disposition of the collateral, net of any repossession expenses.

(5) Recoveries represents amounts received on previously charged-off contracts net of recovery expenses.

WEIGHTED AVERAGE LIFE CONSIDERATIONS

The rate of payment of principal of each Class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, on any repurchases or purchases of Receivables by the Seller, Servicer, Franklin Capital Corporation, or any affiliate of any of them as a result of certain uncured breaches of the representations, warranties and covenants with respect to the Receivables, on any payments by MBIA Insurance Corporation pursuant to its financial guaranty policy, on the exercise by the Servicer of its purchase option or on the distribution of any remaining funds in the Pre-Funding Account. As a result, final payment of any Class of Notes could occur significantly earlier than the Final Scheduled Distribution Date for such Class of Notes. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the absolute prepayment model (“ABS”), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

The table captioned “Percent of Initial Note Principal Balance at Various ABS Percentages” (the “ABS Table”) has been prepared on the basis of the following assumptions: (a) the Trust includes 21 pools of Receivables with the characteristics set forth in the following table; (b) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases; (c) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days; (d) the initial principal balance of each Class of Notes is as set forth on the cover page hereof; (e) interest accrues during each Interest Period at the applicable Interest Rate; (f) payments on the Notes are made on the fifteenth day of each month whether or not such day is a Business Day; (g) the Notes are purchased on the Closing Date; (h) the scheduled monthly payment for each Receivable has been calculated on the basis of the assumed characteristics in the following table such that each Receivable will amortize in amounts sufficient to repay the principal balance of such Receivable by its indicated remaining term to maturity; (i) the first due date for each Receivable is in the month after the assumed Cutoff Date; (j) the Initial Cutoff Date is December 1, 2004; (k) the entire amount deposited in the Pre-Funding Account is used to purchase Subsequent Receivables; and (l) the Servicer does not exercise its option to purchase the Receivables (except to the extent otherwise provided in footnote (7) to the ABS Table).

Pool	Aggregate Outstanding Principal Balance	Assumed Cutoff Date	APR	Original Term to Maturity (in Months)	Remaining Term to Maturity (in Months)
1	$4,979,878.93	December 1, 2004	9.221%	44	42
2	$28,181,249.12	December 1, 2004	8.495%	60	57
3	$6,078,929.19	December 1, 2004	8.376%	66	64
4	$77,501,871.53	December 1, 2004	8.320%	72	70
5	$3,247,529.78	December 1, 2004	11.862%	56	49
6	$5,264,334.84	December 1, 2004	9.637%	72	65
7	$5,010,480.91	December 1, 2004	14.639%	59	22
8	$4,159,913.44	December 1, 2004	12.421%	72	46
9	$9,028,537.35	December 1, 2004	12.834%	72	22
10	$1,324,864.54	December 1, 2004	8.153%	44	44
11	$6,643,234.83	December 1, 2004	7.928%	60	60
12	$1,463,007.03	December 1, 2004	7.933%	66	66
13	$17,141,168.51	December 1, 2004	7.941%	72	72
14	$1,371,119.89	January 1, 2005	8.153%	44	44
15	$6,875,171.91	January 1, 2005	7.928%	60	60
16	$1,514,085.39	January 1, 2005	7.933%	66	66
17	$17,739,622.81	January 1, 2005	7.941%	72	72
18	$1,371,119.89	February 1, 2005	8.153%	44	44
19	$6,875,171.91	February 1, 2005	7.928%	60	60
20	$1,514,085.39	February 1, 2005	7.933%	66	66
21	$17,739,622.81	February 1, 2005	7.941%	72	72

The ABS Table indicates, based on the assumptions set forth above, the percentages of the initial principal balance of each Class of Notes that would be outstanding after each of the Distribution Dates shown at various percentages of ABS and the corresponding weighted average lives of such Notes. The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each Class of Notes.

Percent of Initial Note Principal Balance at Various ABS Percentages

	Class A-1 Notes(1)				Class A-2 Notes (2)
Distribution Date	0.50%	1.00%	1.50%	2.00%	0.50%	1.00%	1.50%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2005	92.40	90.22	87.37	66.62	100.00	100.00	100.00	100.00
02/15/2005	83.76	79.17	73.29	51.79	100.00	100.00	100.00	100.00
03/15/2005	74.08	66.88	57.81	35.25	100.00	100.00	100.00	100.00
04/15/2005	64.43	54.70	42.58	18.98	100.00	100.00	100.00	100.00
05/15/2005	54.80	42.63	27.63	3.00	100.00	100.00	100.00	100.00
06/15/2005	45.19	30.69	12.96	0.00	100.00	100.00	100.00	89.73
07/15/2005	35.61	18.87	0.00	0.00	100.00	100.00	98.83	77.27
08/15/2005	26.05	7.17	0.00	0.00	100.00	100.00	87.41	65.05
09/15/2005	16.51	0.00	0.00	0.00	100.00	96.44	76.22	53.07
10/15/2005	7.00	0.00	0.00	0.00	100.00	87.18	65.26	41.34
11/15/2005	0.00	0.00	0.00	0.00	97.99	78.02	54.54	29.86
12/15/2005	0.00	0.00	0.00	0.00	90.34	68.97	44.07	18.63
01/15/2006	0.00	0.00	0.00	0.00	82.70	60.02	33.83	7.66
02/15/2006	0.00	0.00	0.00	0.00	75.09	51.18	23.85	0.00
03/15/2006	0.00	0.00	0.00	0.00	67.50	42.46	14.11	0.00
04/15/2006	0.00	0.00	0.00	0.00	59.93	33.84	4.64	0.00
05/15/2006	0.00	0.00	0.00	0.00	52.39	25.34	0.00	0.00
06/15/2006	0.00	0.00	0.00	0.00	44.87	16.95	0.00	0.00
07/15/2006	0.00	0.00	0.00	0.00	37.37	8.68	0.00	0.00
08/15/2006	0.00	0.00	0.00	0.00	29.89	0.53	0.00	0.00
09/15/2006	0.00	0.00	0.00	0.00	22.45	0.00	0.00	0.00
10/15/2006	0.00	0.00	0.00	0.00	15.02	0.00	0.00	0.00
11/15/2006	0.00	0.00	0.00	0.00	8.74	0.00	0.00	0.00
12/15/2006	0.00	0.00	0.00	0.00	2.49	0.00	0.00	0.00
01/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
04/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
05/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
06/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
07/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
08/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
09/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
10/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
11/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
12/15/2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
01/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
04/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
05/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
06/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
07/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
08/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
09/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
10/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
11/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
12/15/2008	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
01/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
04/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
05/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
06/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
07/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
08/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
09/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
10/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
11/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
12/15/2009	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
01/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
04/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
05/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
06/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
07/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
08/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
09/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
10/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
11/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
12/15/2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
01/15/2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
02/15/2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Maturity (Years) (5) (6)	0.50	0.41	0.33	0.23	1.49	1.22	1.00	0.82
Weighted Average Life to Call (Years) (5) (7)	0.50	0.41	0.33	0.23	1.49	1.22	1.00	0.82

This term sheet supersedes any previous term sheet and will be superseded by the information set forth in the prospectus and prospectus supplement.  This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Citigroup Global Markets Inc. immediately.

Percent of Initial Note Principal Balance at Various ABS Percentages

	Class A-3 Notes (3)				Class A-4 Notes (4)
Distribution Date	0.50%	1.00%	1.50%	2.00%	0.50%	1.00%	1.50%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
03/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
04/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
05/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
06/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
07/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
08/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
09/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
10/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
11/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
12/15/2005	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
01/15/2006	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
02/15/2006	100.00	100.00	100.00	97.55	100.00	100.00	100.00	100.00
03/15/2006	100.00	100.00	100.00	88.54	100.00	100.00	100.00	100.00
04/15/2006	100.00	100.00	100.00	79.70	100.00	100.00	100.00	100.00
05/15/2006	100.00	100.00	96.04	71.04	100.00	100.00	100.00	100.00
06/15/2006	100.00	100.00	88.31	62.55	100.00	100.00	100.00	100.00
07/15/2006	100.00	100.00	80.74	54.25	100.00	100.00	100.00	100.00
08/15/2006	100.00	100.00	73.31	46.13	100.00	100.00	100.00	100.00
09/15/2006	100.00	93.39	66.04	38.19	100.00	100.00	100.00	100.00
10/15/2006	100.00	86.43	58.92	30.44	100.00	100.00	100.00	100.00
11/15/2006	100.00	80.24	52.05	22.88	100.00	100.00	100.00	100.00
12/15/2006	100.00	74.12	45.31	15.51	100.00	100.00	100.00	100.00
01/15/2007	96.70	68.08	38.71	8.48	100.00	100.00	100.00	100.00
02/15/2007	91.24	62.11	32.24	1.63	100.00	100.00	100.00	100.00
03/15/2007	85.79	56.22	25.90	0.00	100.00	100.00	100.00	95.00
04/15/2007	80.36	50.41	19.70	0.00	100.00	100.00	100.00	88.57
05/15/2007	74.96	44.68	13.64	0.00	100.00	100.00	100.00	82.33
06/15/2007	69.57	39.02	7.72	0.00	100.00	100.00	100.00	76.28
07/15/2007	64.21	33.45	1.94	0.00	100.00	100.00	100.00	70.42
08/15/2007	58.87	27.96	0.00	0.00	100.00	100.00	96.33	64.75
09/15/2007	53.55	22.55	0.00	0.00	100.00	100.00	90.89	59.28
10/15/2007	48.25	17.22	0.00	0.00	100.00	100.00	85.58	54.00
11/15/2007	42.98	11.98	0.00	0.00	100.00	100.00	80.43	48.93
12/15/2007	37.72	6.82	0.00	0.00	100.00	100.00	75.42	44.05
01/15/2008	32.50	1.75	0.00	0.00	100.00	100.00	70.56	39.39
02/15/2008	27.29	0.00	0.00	0.00	100.00	96.79	65.86	34.92
03/15/2008	22.11	0.00	0.00	0.00	100.00	91.93	61.31	30.67
04/15/2008	16.95	0.00	0.00	0.00	100.00	87.16	56.91	26.62
05/15/2008	11.82	0.00	0.00	0.00	100.00	82.49	52.68	22.79
06/15/2008	6.71	0.00	0.00	0.00	100.00	77.90	48.62	19.17
07/15/2008	1.81	0.00	0.00	0.00	100.00	73.52	44.78	15.80
08/15/2008	0.00	0.00	0.00	0.00	96.95	69.24	41.09	12.72
09/15/2008	0.00	0.00	0.00	0.00	92.18	65.08	37.56	9.85
10/15/2008	0.00	0.00	0.00	0.00	87.47	61.04	34.20	7.19
11/15/2008	0.00	0.00	0.00	0.00	82.97	57.18	31.01	4.73
12/15/2008	0.00	0.00	0.00	0.00	78.49	53.42	27.97	2.64
01/15/2009	0.00	0.00	0.00	0.00	74.04	49.74	25.08	1.68
02/15/2009	0.00	0.00	0.00	0.00	69.71	46.21	22.37	0.80
03/15/2009	0.00	0.00	0.00	0.00	65.40	42.76	19.80	0.23
04/15/2009	0.00	0.00	0.00	0.00	61.12	39.41	17.38	0.00
05/15/2009	0.00	0.00	0.00	0.00	56.87	36.14	15.12	0.00
06/15/2009	0.00	0.00	0.00	0.00	52.65	32.96	13.01	0.00
07/15/2009	0.00	0.00	0.00	0.00	48.45	29.88	11.06	0.00
08/15/2009	0.00	0.00	0.00	0.00	44.28	26.88	9.26	0.00
09/15/2009	0.00	0.00	0.00	0.00	40.13	23.98	7.62	0.00
10/15/2009	0.00	0.00	0.00	0.00	36.69	21.56	6.23	0.00
11/15/2009	0.00	0.00	0.00	0.00	33.27	19.21	4.97	0.00
12/15/2009	0.00	0.00	0.00	0.00	29.88	16.95	3.85	0.00
01/15/2010	0.00	0.00	0.00	0.00	26.66	14.84	2.89	0.00
02/15/2010	0.00	0.00	0.00	0.00	23.61	12.90	2.08	0.00
03/15/2010	0.00	0.00	0.00	0.00	20.74	11.12	1.40	0.00
04/15/2010	0.00	0.00	0.00	0.00	17.90	9.41	0.83	0.00
05/15/2010	0.00	0.00	0.00	0.00	15.19	7.83	0.44	0.00
06/15/2010	0.00	0.00	0.00	0.00	12.62	6.37	0.23	0.00
07/15/2010	0.00	0.00	0.00	0.00	10.10	4.99	0.07	0.00
08/15/2010	0.00	0.00	0.00	0.00	7.63	3.69	0.00	0.00
09/15/2010	0.00	0.00	0.00	0.00	5.21	2.47	0.00	0.00
10/15/2010	0.00	0.00	0.00	0.00	2.81	1.32	0.00	0.00
11/15/2010	0.00	0.00	0.00	0.00	1.86	0.84	0.00	0.00
12/15/2010	0.00	0.00	0.00	0.00	0.91	0.40	0.00	0.00
01/15/2011	0.00	0.00	0.00	0.00	0.28	0.10	0.00	0.00
02/15/2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
03/15/2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Maturity (Years) (5) (6)	2.85	2.40	2.00	1.68	4.66	4.23	3.64	3.01
Weighted Average Life to Call (Years) (5) (7)	2.85	2.40	2.00	1.68	4.49	4.02	3.42	2.85
					Nov-09*	June-09*	Oct-08*	Feb-08*

______________

(1) The Class A-1 Final Scheduled Distribution Date is the December 2005 Distribution Date; payment of interest and principal in full of the Class A-1 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(2) The Class A-2 Final Scheduled Distribution Date is the September 2007 Distribution Date; payment of interest and principal in full of the Class A-2 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(3) The Class A-3 Final Scheduled Distribution Date is the April 2009 Distribution Date; payment of interest and principal in full of the Class A-3 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(4) The Class A-4 Final Scheduled Distribution Date is the August 2012 Distribution Date; payment of interest and principal in full of the Class A-4 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(5) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal balance of the note.

(6) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(7) This calculation assumes that the Servicer exercises its option to purchase the Receivables at its earliest opportunity to do so.

*Month of Optional Purchase

This term sheet supersedes any previous term sheet and will be superseded by the information set forth in the prospectus and prospectus supplement.  This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Citigroup Global Markets Inc. immediately.